Equity Oil Company

                   P.O. BOX 959 SALT LAKE CITY, UT 84110-0959


                    Notice of Annual Meeting of Stockholders
                                  May 14, 1997

          Notice is hereby given that the Annual Meeting of Stockholders of Equity Oil Company will be held at the Company's executive office, Suite 806, 10 West Third South, Salt Lake City, Utah, 84101, on the 14th day of May, 1997 at 2:00 p.m., to consider and act upon the following matters:

          1. To elect two directors to hold office for three years and until the Annual Meeting of Stockholders in 2000 or until their successors are duly elected and qualified.

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

          The Board of Directors has fixed the close of business on March 25, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. The transfer books will not be closed. You are cordially invited to attend the meeting. In the event you will be unable to attend, you are respectfully requested to sign, date and return the enclosed proxy in the return envelope at your earliest convenience.
                              BY ORDER OF THE BOARD OF DIRECTORS
                              CLAY NEWTON, Secretary

                                 PROXY STATEMENT

         This Proxy Statement is furnished to Stockholders of Equity Oil Company in connection with the solicitation of proxies by the Board of Directors of the Company to be used in voting at the Annual Meeting of Stockholders to be held May 14, 1997, at 2:00 p.m. at the Company's executive offices, Suite 806, 10 West Third South, Salt Lake City, Utah, or at any adjournment of said meeting. The Company's Annual Report is enclosed in the envelope. The approximate date on which the Proxy Statement and the form of Proxy will be first sent to Stockholders is April 1, 1997. Only holders of common stock of record at the close of business on March 25, 1997 will be entitled to vote at the Meeting of Stockholders. On that date, the Company had issued and outstanding 12,751,100 shares of common stock, par value $1.00, which is the only class of securities of the Company. All outstanding shares of said stock are entitled to vote and each shareholder of record entitled to vote shall have one vote for each share of stock standing in his name on the books of the Company. Each shareholder shall have the right to vote all such shareholders' votes for as many persons as there are directors to be elected and for whose election such shareholder has the right to vote. Cumulative voting is not allowed under the Company's Articles of Incorporation.

          The shares represented by valid proxies will, if received by the Company in time for the meeting, be voted as authorized by such proxies. IF NO INSTRUCTIONS ARE GIVEN, THE SHAREHOLDERS' SHARES WILL BE VOTED IN FAVOR OF THE DIRECTORS NAMED, AND UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF. Each proxy is revocable at any time before it is voted.

                                VOTING PROCEDURES

         The directors will be elected by the affimative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present. A quorum is present if, as of the record date, the holders of at least a majority of the outstanding shares of Common Stock are present in person or represented by proxy at the Annual Meeting. Votes will be counted and certified by one or more Inspector(s) of Election who are expected to be employees of Chase Mellon Shareholder Services, the Company's transfer agent. The proxies granted by stockholders will be voted individually for the election of the nominees listed below, unless authority to vote is withheld as indicated in the proxy.

                          ITEM 1. ELECTION OF DIRECTORS

         The Articles of Incorporation of Equity Oil Company divide the Board of Directors into three classes with staggered terms of three years. Accordingly, two directors of the Company are to be elected at the upcoming Annual Meeting, each to hold office for three (3) years or until 2000. The proxies solicited in connection with this proxy statement cannot be voted for a greater number than two directors. Mr. Forster is presently a director of the Company. Information concerning the director nominees to be elected at the Annual Meeting and the continuing directors and officers is listed below.

   Names, Principal Occupations During the Past Five Years, and Selected Other
                  Information Concerning Nominees for Director

                                                                     Served as
                                                                      Director
                                                                       Since
WILLIAM D. FORSTER Age - 50
Director                                                                1994
President and Chief Executive Officer of Cheniere Energy, Inc.

RANDOLPH G. ABOOD Age - 46 Manager and member of The Ninigret Group, L.C., a Utah limited liability company, that manages and develops Ninigret Park, an industrial and office park in Salt Lake City. He is also a principal owner of the park. Mr. Abood was an attorney with Satterlee Stephens Burke & Burke in New York from 1976 to 1996, where he served as head of its tax department. Mr. Abood also sits on the Board of Directors and Executive Committee of Royster-Clark, Inc., a Delaware corporation engaged in the distribution of fertilizer, seed, and agricultural chemicals.







         It is intended that the shares represented by the enclosed proxy will be voted for the election of the above named nominees, William D. Forster and Randolph G. Abood. In the event that any nominee for director should be unavailable or unable to serve, which is not anticipated, it is intended that such shares shall be voted for such substitute nominee as may be selected by the Board of Directors.

                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

                                                              Served     Term
                                                               Since    Expires

PAUL M. DOUGAN  Age - 59
Director                                                        1992     1998
President and Chief Executive Officer, Equity Oil Company       1994
President and Director, Symskaya Exploration, Inc.

Mr. Dougan acted as Corporate Secretary from 1968 until his appointment as President in January, 1994.
Director, Leucadia National Corporation.

DOUGLAS W. BRANDRUP  Age - 56
Director                                                        1975     1998
Chairman  of the Board of  Directors                            1995
Senior  Partner,Griggs  Baldwin & Baldwin  Attorney at
Law - New York City, New York
Director, 3-D Geophysical, Inc.

P.J. "JACK" BERNHISEL    Age - 49
Director                                                        1996     1999
Owner,  European  Marble  &  Granite  Company.  Former
Senior Vice  President - Law and Finance for  Kennecott
Corporation,  1986 - 1993, and Corporate Controller for
The Standard Oil Company. Attorney and Certified Public
Accountant.

JOSEPH C. BENNETT  Age - 64
Director                                                        1995     1998
Self-employed.  Mining  and oil  and gas  investments.
Director,  Coeur d'Alene Mines  Corporation and Paragon
Petroleum Limited.

CLAY NEWTON  Age - 39
Corporate Secretary and Treasurer, Equity Oil Company           1991
Director and Treasurer, Symskaya Exploration, Inc.

JAMES B. LARSON  Age - 35
Vice President  - Operations                                    1997
Mr. Larson, a registered petroleum engineer, was appointed to the office of Vice President - Operations on November 15, 1996. He has been employed by the Company for over 10 years.

              OTHER SIGNIFICANT EMPLOYEES


DAVID M. SEERY  Age - 42
Manager - Land and Denver Exploration Office

Mr. Seery has served as Manager - Land since 1994, and
Manager - Denver Exploration Office since the beginning of 1995. Mr. Seery has been employed by the Company for over 10 years.

                                           SECURITY OWNERSHIP OF MANAGEMENT

                                                       Amount and
                                                       Nature of
Title of                                               Beneficial      Percent
Class              Name                                Ownership       of Class

Common            1Paul M. Dougan                       537,776            3.9
                    President, Chief Executive Officer
                    and Director

                  2Douglas W. Brandrup                   92,300             .7
                    Chairman of the Board of Directors
                    and Director

                  Joseph C. Bennett                      10,000              -
                    Director

                  P.J. "Jack" Bernhisel                  12,000              -
                    Director

                  William D. Forster                     16,000              -
                    Director Nominee

                  Randolph G. Abood                      10,000              -
                    Director Nominee

                  3James B. Larson                       50,500             .4
                    Vice President - Operations

                  4Clay Newton                           55,500             .4
                    Corporate Secretary and
                     Chief Financial Officer

                   5Total Ownership of Directors        784,076            5.7
                  and Executive Officers as a Group
--------
          1The calculation of beneficial ownership includes 308,500 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date; 76,676 shares owned by Mr. Dougan's wife and 31,206 shares held in a Family Limited Partnership of which Mr. Dougan is the general partner. The calculation does not include 3,470 shares for which Mr. Dougan's wife acts as trustee and 305,846 shares owned by Mr. Dougan's married daughters over which Mr. Dougan has no voting power and concerning which he is not the beneficial owner.
         2The calculation of beneficial ownership includes 35,300 shares concerning which Mr. Brandrup disclaims any beneficial ownership, consisting of 18,500 shares owned by various trusts for which Mr. Brandrup acts as trustee and has shared voting and investment power, and 16,800 shares owned by Mr. Brandrup's wife and children.

        3 The calculation of beneficial ownership includes 48,000 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date.

         4 The calculation of beneficial ownership includes 53,000 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date.

           5The calculation of beneficial ownership includes 409,500 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers and persons who own more than ten (10%) percent of the registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, Directors and greater than ten (10%) percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required for the fiscal year ending December 31, 1996, all other
Section 16(a) filing requirements applicable to its Officers, Directors and greater than ten (10%) percent beneficial owners were complied with.

BOARD COMMITTEES AND MEETINGS

      The Board of Directors has an Audit, Compensation, and Nominating Committee. The Audit Committee reviews internal and external reporting of the Company, the scope of the independent audit and any comments by the independent auditors regarding internal controls and accounting procedures, and further considers management's response to any such comments. The Audit Committee consists of P.J. "Jack" Bernhisel, Joseph C. Bennett and William D. Forster. The Audit Committee met once in 1996 to review the work of the independent auditors.

      The Compensation Committee evaluates management's performance, reviews and establishes compensation levels for the Company's executive officers, administers the Company's cash bonus and incentive stock option plans, and considers other related matters concerning management motivation and compensation. The Committee consists solely of outside directors. The members of the Committee are Douglas W. Brandrup, David W. Allen, P.J. "Jack" Bernhisel, Joseph C. Bennett, and William D. Forster. The Committee met twice in 1996.

      The nominating committee interviews, nominates and recommends individuals for membership on the Company's board of directors. The entire Board of Directors acts as a nominating committee. By February 5 of each year, candidates are nominated for directorships to be filled. Candidates can be suggested by board members or stockholders. There is no specific procedure to be followed by security holders in submitting recommendations to the board. In selecting a candidate, consideration is given to the skills and characterisitics required of board members in the context of the current makeup of the board and business of the Company.

     The Board of Directors held four regular and five special meetings in 1996. No director attended less than 75% of the meetings.

COMPENSATION OF DIRECTORS

     Non-Employee Directors were each paid a retainer fee in the amount of $4,000 on December 31, 1996. In addition, fees of $500 were paid for each of the regular meetings attended in 1996. Each non-employee director was granted 2,000 shares of the Company's common stock as additional compensation, as provided for under the 1993 Incentive Stock Option Plan. The Chairman of the Board receives additional fees of $2,000 per month.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

          The following information is furnished for the years ended December 31, 1996 1995 and 1994 respectively, for the Company's President and Chief Executive Officer and each of the other executive officers of the Company whose salary and bonus exceeded $100,000 during 1996.

                                                                          Long Term Compensation
                                            Annual Compensation                       Awards         Pay outs       All other
                                                      (4)        Other Annual     Restricted      Options/     Compensation
Name and Principal Position     Year   Salary ($)   Bonus ($)  Compensation      Stock Awards      SAR's(1)          (2)
---------------------------     ----   ----------   ---------  ------------      ------------      -----      ----------

Paul M. Dougan (3)               1996   235,000       35,250            NA                 NA         89,500        36,934
President and                    1995   200,000       80,000            NA                 NA         35,000        31,148
Chief Executive Officer          1994   175,000       35,000            NA                 NA         70,000        26,250


Clay Newton                      1996   100,000       15,000            NA                 NA         13,000        16,684
Corporate Secretary,             1995    87,000       34,800            NA                 NA          9,000        14,198
Treasurer, and                   1994    80,000       16,000            NA                 NA         18,000        12,622
Chief Financial Officer

James B. Larson                  1996    90,000       13,500            NA                 NA         13,000        15,184
Vice-President of Operations     1995    79,000       31,600            NA                 NA          9,000        12,998
                                 1994    73,000       14,600            NA                 NA         18,000        11,572




NOTES

 (1) Does not include SARs as follows: (i) Mr. Dougan 70,000; (ii) Mr. Newton, 5,000(iii) Mr. Larson, 5,000; SARs are issued in tandem with non- qualified options, either of which, but not both, may be exercised. See Options Granted table for more information.

(2) The amounts shown in this column for the last fiscal year include the following: (I) Mr. Dougan, $22,500 - annual Company contribution to the defined contribution plan (DCP), $12,750 - contribution to a supplemental retirement plan, $1,684 - Company paid term life insurance premiums; (ii) Mr. Newton, $15,000 - annual Company contribution to the DCP,$1,684 - Company paid term life insurance premiums. (iii) Mr. Larson, $13,500 - annual Company contribution to the DCP, $1,684-Company paid term life insurance.

(3) Mr. Dougan served as Corporate Secretary until January 10, 1994, at which time he assumed the office of President and Chief Executive Officer.

(4) Bonus amounts shown are those earned for the year indicated.

(5) Mr. Larson was appointed Vice President of Operations on November 15, 1996.

                             OPTIONS GRANTED IN 1996

 The following information is furnished for the year ended December 31, 1996 for the Company's named executive officers for stock options granted in 1996.

                                                                          Potential Realizable Value
                                                                            at Assumed Annual Rates
                                                                          of Stock Price Appreciation
                                     Individual Grants                       for Option  Term


                                   % of Total
                                   Options/SARs
                                     Granted to
                        Options     Employees in     Exercise or
                     SARs Granted     Fiscal         Base Price  Expiration
                          (#)          Year            ($/SH)      Date              5%           10%
Name
Paul M.Dougan.......  (1)19,500         8.8%           $5.125    1/25/2006       $62,850       $159,275
                      (2)70,000        31.4%           $5.125    1/25/2006      $225,616       $571,755
                      (3)70,000        31.4%           $5.125    1/25/2006      $225,616       $571,755

Clay Newton...........(1)8,000          3.6%           $5.125    1/25/2006       $29,124        $75,978
                      (2)5,000          2.2%           $5.125    1/25/2006       $18,202        $47,486
                      (3)5,000          2.2%           $5.125    1/25/2006       $18,202        $47,486

James B. Larson.......(1)8,000          3.6%           $5.125    1/25/2006       $29,124        $75,978
                      (2)5,000          2.2%           $5.125    1/25/2006       $18,202        $47,486
                      (3)5,000          2.2%           $5.125    1/25/2006       $18,202        $47,486



             AGGREGATED OPTION EXERCISES IN 1996 AND YEAR-END VALUES

                                                                        Number of        Value of Unexercised
                                                                   Unexercised Options   in the money Options
                               Shares                                 SARs at FY-End        /SARs at FY-End
                             Acquired on          Value              (#)Exercisable        (#)Exercisable
Name                          Exercise          Realized($)           Unexercisable         Unexercisable

Paul M. Dougan                20,000              38,120              219,000/89,500                -
Clay Newton                        -                   -               45,000/31,000                -
James B. Larson                5,000               5,625               40,000/31,000                -





NOTES


(1) Options granted under the Company's Incentive Stock Option Plan. Under the terms of the Plan, options are 10 year options with vesting periods ranging from 1 to 6 years, generally terminating 3 months following an optionee's death or retirement.

(2) Non-qualified stock options granted under the Company's Incentive Stock Option Plan. Under the terms of the Plan, these are 10 year options with vesting periods ranging from 1 to 6 years, generally expiring 3 years following an optionee's retirement.

(3) SARs issued in tandem with non-qualified options above, either of which, but not both, may be exercised.

                      REPORT OF THE COMPENSATION COMMITTEE


Compensation Philosophy and Objectives

         The Company is in the oil and gas exploration and production business, an industry characterized by unpredictable revenues resulting from price volatility in world oil and gas markets. Because of this unstable environment, the Company's compensation policies are not based upon short term, quarterly or even yearly financial results; rather, the policies focus on longer term objectives and achievements, calculated not only to maintain but to expand the Company's asset base through acquiring producing reserves at attractive costs, locating and exploring promising prospects, and implementing projects designed to increase reserves and production on existing properties.

     The philosophy upon which the development and administration of the Company's cash bonus and stock option plans are based is to directly align the interests of executive management and other key employees with those of our shareholders. The major components of this philosophy are:

          o Creating compensation plans which enable the Company to attract and retain officers and key employees important to the Company's success, and to provide them a compensation package reflecting the Company's performance, measured by success in achieving strategic, operating and financial objectives.

          o Providing meaningful cash and equity-based incentives for executives, and other key employees, to ensure they are motivated over the short and long term to respond to the Company's challenges and opportunities as owners, rather than simply as employees.

          o Rewarding executives and key employees for superior performance when shareholders receive an attractive return on their investment over the longer term.

         The Committee's objective is to set executive and other key employee base salaries at or below the average base salaries of similar companies in the energy sector, based upon industry surveys. These surveys include the registrants used by the Company in its self-constructed peer group. However, in addition to average or below average base salary levels, the Committee provides incentives through a combination of a cash bonus program, an equity-based stock option program, and a profit sharing retirement plan.

         Under the cash bonus program, executives and other key employees can earn additional compensation up to 50% of their base salary. In determining the size of the bonus, the key factors considered by the Committee, in order of their importance, are: (i) the year-end stock price exceeding a 3-year rolling average of year-end stock prices, (ii) reserve replacement exceeding production by a meaningful measure and (iii) finding costs. Along with these factors, the Committee subjectively considers the degree of success in meeting strategic, operating and financial objectives such as oil and gas production levels, earnings per share, operating cash flow, and developing exploration and development prospects, among other considerations. These latter measures, while not specifically weighted, are all critical to building shareholder value which is the ultimate goal of the Company and its compensation programs.

          The stock option program provides a method of encouraging long term results beneficial to our shareholders since the potential value of each stock option is tied to increased shareholder value. The options are always awarded at present market value, and vest in 1 to 6 years. All stock options have a duration of ten years before expiration. The Company has a policy of not repricing stock options.

Company Performance and Chief Executive Officer Compensation

         The compensation of the Company's President and Chief Executive Officer is determined in the same manner as the compensation for other officers and key employees of the Company as described above. While there is no specific relationship between corporate performance and base salary, incentive compensation of the Company's President and Chief Executive Officer is largely dependent upon the overall performance of the Company. In setting Mr. Dougan's base salary, the Committee considered his contribution in developing and executing the Company's growth strategy, progress in the area of reserve replacement, and his continued high level of energy which he devoted to the Company. The Committee further reviewed his salary based on the type of industry evaluation discussed above. According to the performance criteria of the cash bonus program, which includes reserve replacement success, stock price appreciation, and finding cost performance, Mr. Dougan earned a bonus equivalent to 15% of his 1996 base salary based upon reserve replacement success, which was paid in early 1997. The Committee also determined in early 1997 to grant him 35,000 non-qualified options and SAR's.

Respectfully submitted,



Equity Oil Company Compensation Committee

Douglas W. Brandrup, Chairman                             Joseph C. Bennett
David W. Allen                                            P.J. "Jack" Bernhisel
William D. Forster

                   COMPARISON OF CUMULATIVE SHAREHOLDER RETURN



                 COMPARISON OF CUMULATIVE SHAREHOLDER RETURN(1)


This page is a graphical representation of the performance graph required to be filed with this proxy statement. The graph compares the return of an investment in the Company's Common Stock at December 31, 1991 with a similar investment in the stocks of the Company's selected peer group, or with that of a published industry or line-of-business index, which in this case is the Russell 2000 Small Cap index.

The data points of the graph are as follows:

                         1991(1)    1992      1993      1994     1995      1996

Equity Oil Company        100     84.577    105.53    102.23   155.00    80.784
Peer Group(2)             100    112.080    115.15    112.00   133.30   253.462
Russell 2000 Small Cap    100    116.360    136.14    131.81   166.40   190.910





Notes:

     (1) Assumes that the value of the investment in the Company's common stock, and in each index, was $100 on December 31, 1991, and that all dividends were reinvested.

     (2) The peer group index is comprised of the following independent oil and gas companies: Berry Petroleum, Comstock Resources, Magellan Petroleum Corp., Maynard Oil Co., McFarland Energy, Inc., Swift Energy Co., and Wiser Oil Co. The index is weighted to reflect the relative market capitalization of the peer group companies.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Information concerning beneficial owners of more than five percent of registrant's voting securities is as follows:
                                                   Amount and
                                                   Nature of
Title of       Name and Address of                 Beneficial         Percent
Class          Beneficial Owner                    Ownership          of Class

Common        1J. Lynn Dougan                      860,000              6.7
               215 South State Street
               Salt Lake City, UT 84101

              2Dimensional Fund                    761,325              6.0
               Advisors, Inc.
               1299 Ocean Ave., 11th Floor
               Santa Monica, CA 90401


--------

          1The calculation of beneficial ownership includes 315,000 shares owned by the Galena Group, a limited partnership of which Mr. Dougan is the general partner and has sole voting and investment power. Mr. Dougan is the brother of Paul M. Dougan, President of the Company.

          2According to a Schedule 13-G dated February 5, 1997 by Dimensional Fund Advisors, Inc. Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 761,325 shares of Equity Oil Company stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

                            EXPENSES OF SOLICITATION

         The expense of soliciting proxies, including costs of preparing, assembling and mailing of the notice, proxy, and proxy statement will be paid by the Company. The Company has engaged D. F. King & Co., Inc., New York, to assist in the soliciting of proxies from brokerage firms and others, and for forwarding the soliciting materials to beneficial owners of stock. It is estimated that up to $5,000 will be incurred by the Company in connection with the solicitation. In addition to the use of the mails, proxies may be solicited by personal interview or by telephone by officers and directors of the Company.


                                    AUDITORS

         The Company's financial statements for the year ended December 31, 1996 were examined by the independent certified public accounting firm of Coopers & Lybrand L.L.P. The Board of Directors has again selected their firm to serve as the auditors for the Company for 1997. A representative of Coopers & Lybrand L.L.P. is expected to be present at the stockholders' meeting to make any statement they may desire or respond to such questions as may be appropriate.

                         DATE FOR STOCKHOLDER PROPOSALS
                           FOR THE 1998 ANNUAL MEETING

     If stockholders desire to submit proposals to be presented at the Company's 1998 Annual Meeting, the same should be sent to Equity Oil Company at its principal executive office: P.O. Box 959, Salt Lake City, Utah 84110-0959, no later than December 1, 1997; otherwise, the proposal or proposals shall not be included in the Company's proxy statement or form of proxy for the 1998 Annual Meeting.

                             ADDITIONAL INFORMATION

     UPON WRITTEN REQUEST OF A BENEFICIAL OWNER OF ITS SECURITIES, ISSUER WILL SEND WITHOUT CHARGE A COPY OF ISSUER'S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ISSUER'S MOST RECENT FISCAL YEAR, INCLUDING APPLICABLE FINANCIAL STATEMENTS AND SCHEDULES. WRITTEN REQUESTS SHOULD BE DIRECTED TO CLAY NEWTON, SECRETARY, EQUITY OIL COMPANY, P.O. BOX 959, SALT LAKE CITY, UTAH 84110-0959.

                             DISCRETIONARY AUTHORITY

     The Board of Directors is not aware of any matter which may properly be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of the stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies' discretionary authority to vote the same in respect of any such other matter in accordance with their best judgement in the interest of the Company.

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        CLAY NEWTON, Secretary

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                                  EXHIBIT "A"
                                 FORM OF PROXY

                               Equity Oil Company

                   P.O. BOX 959 SALT LAKE CITY, UT 84110-0959


                    Notice of Annual Meeting of Stockholders
                                  May 14, 1997

     Notice is hereby given that the Annual Meeting of Stockholders of Equity Oil Company will be held at the Company's executive office, Suite 806, 10 West Third South, Salt Lake City, Utah, 84101, on the 14th day of May, 1997 at 2:00 p.m., to consider and act upon the following matters:

     1. To elect two directors to hold office for three years and until the Annual Meeting of Stockholders in 2000 or until their successors are duly elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 25, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. The transfer books will not be closed.

     You are cordially invited to attend the meeting. In the event you will be unable to attend, you are respectfully requested to sign, date and return the enclosed proxy in the return envelope at your earliest convenience.

                                             BY ORDER OF THE BOARD OF DIRECTORS
                                             CLAY NEWTON, Secretary

     1. To elect the following nominees as directors to hold office for three years and until the Annual Meeting of Stockholders in 2000 or until their successors are duly elected and qualified.

     NOMINEES: William D. Forster, Randolph G. Abood

     Note: to withhold authority to vote for any individual nominee, strike a line through that nominee's name. Unless authority to vote for all the foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not stricken. In the event any nominee should be unable to serve, or for good cause will not serve, it is intended that this proxy shall be voted for such substitute nominee as may be selected by the Board of Directors.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Please sign below exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        1

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PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               EQUITY OIL COMPANY

The undersigned, revoking all prior proxies, hereby appoints Paul M. Dougan, President, and Clay Newton, Secretary, and any one or both of them with full power of substitution, as proxy or proxies of the undersigned, to vote all shares of common stock of EQUITY OIL COMPANY of the undersigned as if the undersigned were personally present and voting at the Company's Annual Meeting, May 14, 1997, and at all adjournments thereof.



                                       2

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